                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                             SECURITIES ACT OF 1934

                           SUNDEW INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                                    23-3067904
              --------                                    ----------
(State of incorporation or organization)      (IRS Employer Identification No.)

1422 CHESTNUT STREET, SUITE #410, PHILADELPHIA, PA          19102
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(Address and principal executive offices)                 (Zip Code)

         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. [_]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X].

         Securities Act registration statement file number to which this form relates (if applicable): 333-55116.
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Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered
         -------------------                ------------------------------

                NONE                                     NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.001 PAR VALUE PER SHARE
                     ---------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

         A description of the Registrant's Common Stock is set forth under the caption "DESCRIPTION OF SECURITIES" contained in the prospectus included in the Company's Registration Statement on Form SB-2 (File No. 333-55116). Such prospectus is incorporated herein by reference.

Item 2.  Exhibits.

         3.1     Certificate of Incorporation of the Registrant (Note 1).

         3.2     Bylaws of the Registrant (Note 2).

         4.1     Form of Common Stock Certificate (Note 3).

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1. Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form SB-2 (File No. 333-55116).

2. Incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form SB-2 (File No. 333-55116).

3. Incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form SB-2 (File No. 333-55116).


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     SUNDEW INTERNATIONAL, INC.


Date: April 16, 2001                                 By: /s/ Michael C. Tay
                                                        ------------------------
                                                        Michael C. Tay
                                                        President

                                  EXHIBIT INDEX

 Exhibit
 Number     Exhibit Description
 -------    -------------------

 3.1 Certificate of Incorporation of Registrant, incorporated by reference to Exhibit 3.1 to the Form SB-2 Registration Statement.

 3.2        Bylaws of Registrant, incorporated by reference to
            Exhibit 3.2 to the Form SB-2 Registration Statement.

 4.1 Specimen Common Stock Certificate, incorporated by reference to Exhibit 4.1 to the Form SB-2 Registration Statement.

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